Exhibit 10.11

CONSULTING AGREEMENT

Effective Date: December 2, 2021

This Consulting Agreement (the “Agreement”) is made as of the Effective Date set forth above by and between Stran & Company, Inc., a Nevada corporation (“Client”), the consultant named on the signature page hereto (“Consultant”), and the sole owner and officer of Consultant named on the signature page hereto (“Officer”).

1. Engagement of Services. In connection with Officer’s role as Vice President of Strategy and Growth Initiatives for Client since March 2020, Consultant, an entity whose sole owner and officer is Officer, has been providing services to Client and from and after the date hereof and subject to the terms of this Agreement, Consultant will continue to render these services (all of such services, including those rendered prior to the date hereof, are referred to herein as the “Services”). Consultant will have exclusive control over the manner and means of performing the Services, including the choice of place and time. Consultant will provide, at Consultant’s own expense, a place of work and all equipment, tools and other materials necessary to complete the Services; however, to the extent necessary to facilitate performance of the Services, Client may, in its discretion, make its equipment or facilities available to Officer or Consultant at Officer or Consultant’s request. While on Client’s premises, Officer and Consultant agree to comply with Client’s then-current access rules and procedures, including those related to safety, security and confidentiality. Consultant agrees and acknowledges that Officer and Consultant have no expectation of privacy with respect to Client’s telecommunications, networking or information processing systems (including stored computer files, email messages and voice messages) and that Officer and Consultant’s activities, including the sending or receiving of any files or messages, on or using those systems may be monitored, and the contents of such files and messages may be reviewed and disclosed, at any time, without notice.

2. Compensation. As compensation for the Services, Client will compensate Consultant as follows:

2.1 Signing Fee. Client will pay Consultant a signing fee of $30,000 on the Effective Date.

2.2 Annual Fee. Client will pay Consultant an annual fee of $100,000 during the Term, pro-rated for any period for which the Services are provided for less than the Term’s full length (the “Annual Fee”). Payment to Consultant of the Annual Fee will be due on a monthly basis within thirty (30) days following Client’s receipt of an invoice which contains accurate records of the work performed sufficient to document the invoiced fees during the prior calendar month or unbilled portion thereof. Consultant will be reimbursed only for its reasonable and documented expenses that are preapproved in writing (including by email) by Client.

2.3 Bonus. For each fiscal year completed during the Term, Consultant will be eligible to receive bonus compensation in addition to the bonus compensation provided for under Sections 2.4, 2.5, 2.6, 2.7, and 2.8 hereof, as determined by the Board (all such compensation, “Bonus”).

2.4 Automobile Bonus. During the Term, Client will pay Consultant an additional $750 per month as an automobile Bonus.

2.5 Base Restricted Stock Bonus. Consultant will be awarded a Bonus of (i) 20,000 restricted shares of Client’s common stock, par value $0.0001 per share (the “Common Stock”) on the Effective Date, which shall vest on the three-month anniversary of the Effective Date; (ii) 20,000 shares of Common Stock on the six-month anniversary of the Effective Date, which shall vest immediately upon issuance; and (iii) 20,000 shares of Common Stock on the twelve-month anniversary of the Effective Date, which shall vest immediately upon issuance. Consultant acknowledges and agrees that all such shares of Common Stock and any other shares of Common Stock that Consultant now owns or hereafter acquires pursuant to this Agreement or otherwise shall be subject to the transfer restrictions and other terms and conditions of the Lock-Up Agreement between Officer and EF Hutton, division of Benchmark Investments, LLC, dated November 8, 2021 (the “Lock-Up Agreement”). These restricted shares of Common Stock shall be in addition to the shares of Common Stock previously granted by Client to Officer on November 12, 2021.

2.6 Performance-Based Stock Option Bonus. Consultant will be awarded a Bonus of an option to purchase 65,000 shares of Common Stock at the price per share of $3.90 (being the last closing stock price of the Common Stock as reported by The NASDAQ Stock Market LLC) on the Effective Date, which shall vest in accordance with the vesting terms of Section 2.7 hereof (the “Performance-Based Stock Option”). This option shall be in addition to the option to purchase 52,000 shares of Common Stock previously granted by Client to Officer on November 12, 2021.

2.7 Performance-Based Equity Bonus. Consultant will be awarded a Bonus of (i) 10,000 fully-vested restricted shares of Common Stock and the Performance-Based Stock Option shall vest as to 10,000 shares of Common Stock if Sales (as defined below) exceed $21,000,000 combined for any two consecutive quarters or if Market Capitalization (as defined below) exceeds $65,000,000 for twenty-five (25) out of thirty (30) consecutive trading days anytime within the Term; (ii) 10,000 fully-vested restricted shares of Common Stock and the Performance-Based Stock Option shall vest as to 10,000 shares of Common Stock if Sales exceed $25,000,000 combined for any two consecutive quarters or if Market Capitalization exceeds $75,000,000 for twenty-five (25) out of thirty (30) consecutive trading days anytime within the Term; (iii) 15,000 fully-vested restricted shares of Common Stock and the Performance-Based Stock Option shall vest as to 20,000 shares of Common Stock if Sales exceed $37,500,000 combined for any two consecutive quarters or if Market Capitalization exceeds $90,000,000 for twenty-five (25) out of thirty (30) consecutive trading days anytime within the Term; and (iv) 25,000 fully-vested restricted shares of Common Stock and the Performance-Based Stock Option shall vest as to 25,000 shares of Common Stock if Sales exceed $45,000,000 combined for any two consecutive quarters or if Market Capitalization exceeds $180,000,000 for twenty-five (25) out of thirty (30) consecutive trading days anytime within the Term. “Sales” means the dollar number on the line item labeled “Sales” of Client’s “Statements Of Earnings (Loss) And Retained Earnings” (or equivalent thereof) forming part of its financial statements as reviewed or audited by Client’s auditing firm according to United States Generally Accepted Accounting Principles. “Market Capitalization” means the closing stock price of the Common Stock as reported by The NASDAQ Stock Market LLC multiplied by the total shares of Common Stock outstanding as of 4:00 PM E.T. on the date that such closing stock price was determined as reported by Client’s transfer agent. The restricted shares of Common Stock awarded pursuant to this section shall be in addition to the shares of Common Stock and options to purchase Common Stock previously granted by Client to Officer on November 12, 2021.

2.8 Equity Grants Generally. All grants of or pending grants of restricted shares of Common Stock and options to purchase Common Stock provided for under Sections 2.5, 2.6 and 2.7 hereof shall be awarded under the Stran & Company, Inc. Amended and Restated 2021 Equity Incentive Plan (the “Plan”) and shall be subject to the further terms and conditions of the Plan and a Restricted Stock Award Agreement or Stock Option Agreement, respectively.

2.9 Change in Control. Upon the occurrence of a Change in Control (as defined below) during the Term, whether or not Consultant’s engagement is terminated, or upon Consultant’s termination without cause, all restricted stock, stock option, SAR or similar awards granted to or pending grant to and held by Consultant shall immediately vest and shall no longer be subject to forfeiture, unless expressly provided otherwise in the governing documents for such awards. For the purposes of this Agreement, “Change in Control” shall be deemed to have occurred if, after the Effective Date, any of the following occurs (through one or a series of related transactions): (a) the sale, disposition or transfer to an unrelated third-party of all or substantially all of the consolidated assets of Client and its consolidated subsidiaries, (b) a sale, disposition or transfer resulting in no less than a majority of the voting power or equity interests of Client and its consolidated subsidiaries on a fully-diluted basis being held by a person (as defined below) or persons acting as a group who prior to such sale, disposition or transfer did not have a majority of such voting power, (c) a merger, consolidation, recapitalization or reorganization of Client or its consolidated subsidiaries with or into one or more entities such that “control” (as defined below) of the resulting entity is held, directly or indirectly, by a person or persons acting as a group who did not have control of Client and its consolidated subsidiaries prior to such merger, consolidation, recapitalization or reorganization, or (d) the liquidation or dissolution of Client or its consolidated subsidiaries. For purposes of the foregoing, “control” means the power to direct or cause the direction of the management and policies, or the power to appoint directors, whether through the ownership of voting interests, by contract or otherwise, and “person” shall have the meaning such term has as is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended). For the avoidance of doubt any restructuring of Client into a holding company structure, re-domestication of Client into a different jurisdiction or other reorganization of Client where the persons who prior to such restructuring, re-domestication or reorganization held a majority of the voting power continue to hold a majority of the voting power thereafter shall not be deemed to be a Change in Control.

3. Ownership of Work Product. Consultant and Officer agree that any and all Work Product, other than Preexisting IP (as defined below), shall be the sole and exclusive property of Client. Consultant and Officer hereby irrevocably assign to Client all right, title and interest worldwide in and to any deliverables arising from the provision of the Services (“Deliverables”), and to any ideas, concepts, processes, discoveries, developments, formulae, information, materials, improvements, designs, artwork, content, software programs, other copyrightable works, and any other work product created, conceived or developed by Consultant or Officer (whether alone or jointly with others) for Client during or before the term of this Agreement, including all copyrights, patents, trademarks, trade secrets, and other intellectual property rights therein (the “Work Product”). Consultant and Officer retain no rights to use the Work Product other than rights to Preexisting IP and agree not to challenge the validity of Client’s ownership of the Work Product. Consultant and Officer agree to execute, at Client’s request and expense, all documents and other instruments necessary or desirable to confirm such assignment. In the event that Consultant or Officer does not, for any reason, execute such documents within a reasonable time after Client’s request, Consultant and Officer hereby irrevocably appoint Client as each of Consultant’s and Officer’s attorney-in-fact for the purpose of executing such documents on Consultant’s or Officer’s behalf, which appointment is coupled with an interest.

4. Other Rights. If Consultant or Officer has any rights, including without limitation “artist’s rights” or “moral rights,” in the Work Product other than Preexisting IP which cannot be assigned, Consultant and Officer hereby unconditionally and irrevocably grant to Client an exclusive (even as to Consultant and Officer), worldwide, fully paid and royalty-free, irrevocable, perpetual license, with rights to sublicense through multiple tiers of sublicensees, to use, reproduce, distribute, create derivative works of, publicly perform and publicly display the Work Product in any medium or format, whether now known of later developed. In the event that Consultant or Officer has any rights in the Work Product that cannot be assigned or licensed, Consultant and Officer unconditionally and irrevocably waive the enforcement of such rights, and all claims and causes of action of any kind against Client or Client’s customers.

5. License to Preexisting IP. Client acknowledges that Consultant may incorporate into Work Product intellectual property developed by a third party or by Consultant other than in the course of performing services for Client (“Preexisting IP”). To the extent that Consultant uses or incorporates Preexisting IP into Work Product, Consultant and Officer hereby grant to Client a non-exclusive, perpetual, fully-paid and royalty-free, irrevocable and worldwide right, with the right to sublicense through multiple levels of sublicensees, to use, reproduce, distribute, create derivative works of, publicly perform and publicly display in any medium or format, whether now known of later developed, such Preexisting IP incorporated or used in Work Product. However, in no event will Consultant incorporate into the Work Product any software code licensed under the GNU GPL or LGPL or any similar “open source” license. Consultant and Officer represent and warrant that Consultant and Officer have an unqualified right to license to Client all Preexisting IP as provided in this section.

6. Representations and Warranties. Consultant and Officer each represents and warrants that: (a) the Services shall be performed in a professional manner and in accordance with the industry standards, (b) Work Product will be an original work of Consultant or Officer, (c) Consultant and Officer have the right and unrestricted ability to assign the ownership of Work Product to Client as set forth in Section 3 hereof (including without limitation the right to assign the ownership of any Work Product created by Consultant’s or Officer’s employees or contractors), (d) the Work Product nor any element thereof will infringe upon or misappropriate any copyright, patent, trademark, trade secret, right of publicity or privacy, or any other proprietary right of any person, whether contractual, statutory or common law, (e) Consultant and Officer have an unqualified right to grant to Client the license to Preexisting IP set forth in Section 5 hereof, and (f) Consultant and Officer will comply with all applicable federal, state, local and foreign laws governing corporations or self-employed individuals, including laws requiring the payment of taxes, such as income and employment taxes, and social security, disability, and other contributions. Consultant and Officer agree to indemnify and hold Client harmless from any and all damages, costs, claims, expenses or other liability (including reasonable attorneys’ fees) arising from or relating to the breach or alleged breach by Consultant or Officer of the representations and warranties set forth in this Section 6.

7. Independent Contractor Relationship. Consultant’s relationship with Client is that of an independent contractor, and nothing in this Agreement is intended to, or should be construed to, create a partnership, agency, joint venture or employment relationship between Client and any of Consultant’s or Officer’s employees or agents. Consultant and Officer are not authorized to make any representation, contract or commitment on behalf of Client unless otherwise expressly permitted by Client. Consultant, Officer and Consultant’s and Officer’s employees will not be entitled to any of the benefits that Client may make available to its employees, including, but not limited to, group health or life insurance, profit-sharing or retirement benefits. Because Consultant is an independent contractor, Client will not withhold or make payments for social security, make unemployment insurance or disability insurance contributions, or obtain workers’ compensation insurance on behalf of Consultant. Consultant and Officer are solely responsible for, and will file, on a timely basis, all tax returns and payments required to be filed with, or made to, any federal, state or local tax authority with respect to the performance of Services and receipt of fees under this Agreement. Consultant and Officer are solely responsible for, and must maintain adequate records of, expenses incurred in the course of performing Services under this Agreement. No part of Consultant’s compensation will be subject to withholding by Client for the payment of any social security, federal, state or any other employee payroll taxes. Client will regularly report amounts paid to Consultant by filing Form 1099-MISC with the Internal Revenue Service as required by law. If, notwithstanding the foregoing, Consultant is reclassified as an employee of Client, or any affiliate of Client, by the U.S. Internal Revenue Service, the U.S. Department of Labor, or any other federal or state or foreign agency as the result of any administrative or judicial proceeding, Consultant and Officer agree that Consultant and Officer will not, as the result of such reclassification, be entitled to or eligible for, on either a prospective or retrospective basis, any employee benefits under any plans or programs established or maintained by Client.

8. Confidential Information. Consultant and Officer agree that during the term of this Agreement and thereafter neither will use or permit the use of Client’s Confidential Information in any manner or for any purpose not expressly set forth in this Agreement, will hold such Confidential Information in confidence and protect it from unauthorized use and disclosure, and will not disclose such Confidential Information to any third parties except as set forth in Section 9 below. “Confidential Information” as used in this Agreement shall mean all information disclosed by Client to Consultant or Officer, whether during or before the Term, that is not generally known in the Client’s trade or industry and shall include, without limitation: (a) concepts and ideas relating to the development and distribution of content in any medium or to the current, future and proposed products or services of Client or its subsidiaries or affiliates; (b) trade secrets, drawings, inventions, know-how, software programs, and software source documents; (c) information regarding plans for research, development, new service offerings or products, marketing and selling, business plans, business forecasts, budgets and unpublished financial statements, licenses and distribution arrangements, prices and costs, suppliers and customers; (d) existence of any business discussions, negotiations or agreements between the parties; and (e) any information regarding the skills and compensation of employees, contractors or other agents of Client or its subsidiaries or affiliates. Confidential Information also includes proprietary or confidential information of any third party who may disclose such information to Client, Consultant or Officer in the course of Client’s business. Confidential Information does not include information that (x) is or becomes a part of the public domain through no act or omission of Consultant and Officer, (y) is disclosed to Consultant and Officer by a third party without restrictions on disclosure, or (z) was in Consultant’s and Officer’s lawful possession prior to the disclosure and was not obtained by Consultant or Officer either directly or indirectly from Client. In addition, this section will not be construed to prohibit disclosure of Confidential Information to the extent that such disclosure is required by law or valid order of a court or other governmental authority; provided, however, that Consultant shall first have given notice to Client and shall have made a reasonable effort to obtain a protective order requiring that the Confidential Information so disclosed be used only for the purposes for which the order was issued. All Confidential Information furnished to Consultant or Officer by Client is the sole and exclusive property of Client or its suppliers or customers. Upon request by Client, Consultant and Officer agree to promptly deliver to Client the original and any copies of the Confidential Information.

9. Consultant’s Employees. Consultant will ensure that each of its employees or other agents, including Officer, who will have access to any Confidential Information or perform any Services has entered into a binding written agreement that is expressly for the benefit of Client and protects Client’s rights and interests to at least the same degree as Section 8. Client reserves the right to refuse or limit Consultant’s use of any employee or consultant or to require Consultant to remove any employee or consultant already engaged in the performance of the Services. Client’s exercise of such right will in no way limit Consultant’s and Officer’s obligations under this Agreement.

10. No Conflict of Interest. During the term of this Agreement, Consultant and Officer will not accept work, enter into a contract, or accept an obligation from any third party, inconsistent or incompatible with Consultant’s and Officer’s obligations, or the scope of Services rendered for Client, under this Agreement. Consultant and Officer each warrants that there is no other contract or duty on its part inconsistent with this Agreement. Consultant and Officer each agrees to indemnify Client from any and all loss or liability incurred by reason of the alleged breach by Consultant or Officer of any services agreement with any third party.

11. Term and Termination.

11.1 Term. The term of this Agreement is for twenty-seven (27) months from the Effective Date set forth above, unless earlier terminated as provided in this Agreement (the “Term”). During the Term, Consultant agrees to perform all legal and contractual duties and Officer accepts all legal and contractual responsibilities of an “executive officer” of Client as such term is defined under Rule 3b-7 under the Securities Exchange Act of 1934, as amended.

11.2 Termination Without Cause. Client may terminate this Agreement, with or without cause, at any time upon thirty (30) days’ prior written notice to Consultant. Consultant may terminate this Agreement, with or without cause, at any time upon thirty (30) days’ prior written notice to Client. In the event that Consultant’s engagement is terminated without cause, Client shall have no further obligations to Consultant hereunder except (a) for unpaid (i) fees provided for under Sections 2.1 or 2.2 hereof; and (ii) any Bonus actually granted by the Board (the “Accrued Amounts”); and (b) upon execution by each of Consultant and Officer of a general release and waiver in the form annexed to this Agreement as Exhibit A (the “Release”), a severance payment of $25,000.  Consultant shall have sixty (60) days from the date of termination to execute and return the Release. Payments made on account of Consultant’s execution of the Release shall be paid in three (3) monthly installments within thirty (30) days of each of the three (3) calendar months following the date of termination.

11.3 Termination for Cause. Either party may terminate this Agreement immediately in the event the other party has materially breached the Agreement and failed to cure such breach within fifteen (15) days of receipt of notice by the non-breaching party. In the event that Consultant’s engagement is terminated with cause, Client shall have no further obligations to Consultant hereunder except for any Accrued Amounts.

11.4 Accrued Amounts. All Accrued Amounts provided for under this Agreement shall be paid within seven (7) calendar days after the termination of Consultant.

11.5 Survival. The rights and obligations contained in Sections 3 (“Ownership of Work Product”), 4 (“Other Rights”), 5 (“License to Preexisting IP”), 6 (“Representations and Warranties”), 8 (“Confidential Information”) and 12 (“Noninterference with Business”) hereof will survive any termination or expiration of this Agreement.

12. Noninterference with Business. During this Agreement, and for a period of one (1) year immediately following its termination, each of Consultant and Officer agrees not to interfere with the business of Client in any manner. By way of example and not of limitation, each of Consultant and Officer agrees not to solicit or induce any employee, independent contractor, or Client customer to terminate or breach an employment, contractual or other relationship with Client.

13. Successors and Assigns. Consultant and Officer may not subcontract or otherwise delegate or assign this Agreement or any of its obligations under this Agreement without Client’s prior written consent. Any attempted assignment in violation of the foregoing shall be null and void. Subject to the foregoing, this Agreement will be for the benefit of Client’s successors and assigns, and will be binding on Consultant’s and Officer’s assignees.

14. Notices. Any notice required or permitted by this Agreement shall be in writing and shall be delivered as follows with notice deemed given as indicated: (i) by personal delivery when delivered personally; (ii) by overnight courier upon written verification of receipt; (iii) by telecopy or facsimile transmission upon acknowledgment of receipt of electronic transmission; or (iv) by certified or registered mail, return receipt requested, upon verification of receipt. Notice shall be sent to the addresses set forth below or such other address as either party may specify in writing.

15. Governing Law. This Agreement shall be governed in all respects by the laws of the United States of America and by the laws of the State of Nevada, without giving effect to any conflicts of laws principles that require the application of the law of a different jurisdiction.

16. Severability. Should any provisions of this Agreement be held by a court of law to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby.

17. Waiver. The waiver by Client of a breach of any provision of this Agreement by Consultant or Officer shall not operate or be construed as a waiver of any other or subsequent breach by Consultant or Officer.

18. Injunctive Relief for Breach. Consultant’s and Officer’s obligations under this Agreement are of a unique character that gives them particular value; breach of any of such obligations will result in irreparable and continuing damage to Client for which there will be no adequate remedy at law; and, in the event of such breach, Client will be entitled to injunctive relief and/or a decree for specific performance, and such other and further relief as may be proper (including monetary damages if appropriate).

19. Entire Agreement. This Agreement constitutes the entire agreement between the parties relating to this subject matter and supersedes all prior or contemporaneous oral or written agreements concerning such subject matter. The terms of this Agreement will govern all services undertaken by Consultant for Client. This Agreement may only be changed or amended by mutual agreement of authorized representatives of the parties in writing. The Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall be taken together and deemed to be one instrument.

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In Witness Whereof, the parties have executed this Agreement as of the Effective Date.

CLIENT:

Stran & Company, Inc.

By:	/s/ Andrew Shape
	Name:	Andrew Shape
	Title:	President and Chief Executive Officer

Address:		2 Heritage Drive, Suite 600 Quincy, MA 02171

CONSULTANT:

Josselin Capital Advisors, Inc.
Name of Consultant (Please Print)

/s/ John Audibert
Signature

By: John Audibert, President
Title (if applicable)

Address:	14 Norfield Road
Weston, CT 06883

OFFICER:

John Audibert
Name of Officer (Please Print)

/s/ John Audibert
Signature

By:
Title (if applicable)

Address:	14 Norfield Road
Weston, CT 06883

EXHIBIT A

RELEASE

The undersigned, and Stran & Company, Inc. (the “Client”) entered into a Consulting Agreement (the “Agreement”) on ______________, 2021, of which this Exhibit A Release forms a part. For purposes of this Exhibit A Release, Client shall be defined the same as in the Agreement.

Client and the undersigned agree that this Exhibit A Release will become effective seven (7) days after the undersigned sign it and do not revoke it. The undersigned understand and agree that the undersigned may not sign the Exhibit A Release prior to the undersigned’s termination in accordance with Section 11.2 of the Agreement. Upon the effectiveness of the Exhibit A Release, the undersigned will be entitled to the payment described in Section 11.2 of the Agreement, in the manner and under the terms and conditions set forth in the Agreement.

In exchange for providing the undersigned with these enhanced benefits described in the Agreement, the undersigned agree to waive all claims against Client, and to release and forever discharge Client, to the fullest extent permitted by law, from any and all liability for any claims, rights or damages of any kind, whether known or unknown to the undersigned, that the undersigned may have against Client as of the date of my execution of this Exhibit A Release that arise out of or relate in any way to Consultant’s engagement with Client or the termination of such engagement, arising under any applicable federal, state or local law or ordinance, including but not limited to Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1866, the Equal Pay Act, the Uniform Services Employment and Re-employment Rights Act, the Age Discrimination in Employment Act of 1967, the Americans with Disabilities Act, the Family and Medical Leave Act, the Employee Retirement Income Security Act, the Civil Rights Act of 1991, the Rehabilitation Act of 1973, the Older Workers Benefit Protection Act, the Worker Adjustment Retraining and Notification Act, the Occupational Safety and Health Act of 1970, and claims for individual relief under the Sarbanes-Oxley Act of 2002 and any other federal, state or local statute or constitutional provision governing employment notwithstanding that none of the undersigned was an employee of Client at any time during the Term; all tort, contract (express or implied), common law, and public policy claims of any type whatsoever; all claims for invasion of privacy, defamation, intentional infliction of emotional distress, injury to reputation, pain and suffering, constructive and wrongful discharge, retaliation, wages, monetary or equitable relief, vacation pay, grants or awards under any unvested and/or cancelled equity and/or incentive compensation plan or program, separation and/or severance pay under any separation or severance pay plan maintained by Client, any other employee fringe benefits plans, medical plans, or attorneys’ fees; or any demand to seek discovery of any of the claims, rights or damages previously enumerated herein.

This Exhibit A Release is not intended to, and does not, release rights or claims that may arise after the date of the undersigned’s execution hereof, including without limitation any rights or claims that the undersigned may have to secure enforcement of the terms and conditions of the Agreement or the Exhibit A Release. To the extent any claim, charge, complaint or action covered by the Exhibit A Release is brought by the undersigned, for the undersigned’s benefit or on the undersigned’s behalf, the undersigned expressly waive any claim to any form of individual monetary or other damages, including attorneys’ fees and costs, or any other form of personal recovery or relief in connection with any such claim, charge, complaint or action. The undersigned further agree to dismiss with prejudice any pending civil lawsuit or arbitration covered by the Exhibit A Release. For purposes of this Exhibit A Release, “the undersigned” shall include the undersigned’s affiliates, heirs, executors, administrators, attorneys, representatives, successors and assigns.

The undersigned acknowledge that the undersigned are executing this Exhibit A Release voluntarily, free of any duress or coercion. Client has urged the undersigned to obtain the advice of an attorney or other representative of my choice, unrelated to Client, prior to executing this Exhibit A Release, and the undersigned acknowledge that the undersigned have had the opportunity to do so. Further, the undersigned acknowledge that the undersigned have a full understanding of the terms of the Agreement and this Exhibit A Release. The undersigned understand that the execution of this Exhibit A Release is not to be construed as an admission of liability or wrongdoing by Client or the undersigned.

The undersigned acknowledge that the undersigned have been given at least twenty-one (21) days within which to consider executing this Exhibit A Release (the “Twenty-One (21)-Day Period”) and seven (7) days from the date of my execution of this Exhibit A Release within which to revoke it (the “Exhibit A Revocation Period”). The undersigned understand that my executed Exhibit A Release must be returned to the President or another executive of Client. If the undersigned execute the Exhibit A Release prior to the end of the Twenty-One (21)-Day Period, the undersigned agree and acknowledge that: (i) the undersigned’s execution was a knowing and voluntary waiver of the undersigned’s rights to consider this Exhibit A Release for the full twenty-one (21) days; and (ii) the undersigned had sufficient time in which to consider and understand the Exhibit A Release, and to review it with an attorney or other representative of the undersigned’s choice, if the undersigned wished. Any revocation of this Exhibit A Release must be in writing and returned to the President or another executive officer of Client, via certified U.S. Mail, Return Receipt Requested. In the event that the undersigned revoke this Exhibit A Release, the undersigned acknowledge that the undersigned will not be entitled to receive, and agree not to accept, any payments described in the Agreement. The undersigned agree that the undersigned’s acceptance of any such payments or benefits will constitute an acknowledgment that the undersigned did not revoke the Exhibit A Release. This Exhibit A Release will not become effective or enforceable until the Exhibit A Revocation Period has expired.

BY SIGNING THIS EXHIBIT A RELEASE, THE UNDERSIGNED ACKNOWLEDGE THAT THE UNDERSIGNED ARE KNOWINGLY AND VOLUNTARILY WAIVING AND RELEASING ANY AND ALL RIGHTS THE UNDERSIGNED MAY HAVE AGAINST STRAN & COMPANY, INC. UP TO THE DATE OF THE UNDERSIGNED’S EXECUTION OF THIS EXHIBIT A RELEASE UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT, THE OLDER WORKERS BENEFIT PROTECTION ACT, AND ALL OTHER APPLICABLE DISCRIMINATION LAWS, STATUTES, ORDINANCES OR REGULATIONS.

ACCEPTED AND AGREED TO

(If Individual)

Name:

Date:

(If Entity)

By:_____________________________________________
Name of Entity:____________________________________
Name of Authorized Signatory:_______________________
Title of Authorized Signatory:______________________